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                                                                  EXHIBIT 10-f-2

         Schedule identifying agreements, entered into between Conexant Systems, Inc. (the "Company") and each of the following persons, substantially identical to the Employment Agreement constituting
        Exhibit 10.5 to the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 1998


                                      Name
                               -----------------
                               Lewis C. Brewster
                               Dennis E. O'Reilly
                                  Ashwin Rangan
                               F. Matthew Rhodes